COMMON STOCK                                                        COMMON STOCK

   NUMBER                                                              SHARES
   A 0006                                                             SPECIMEN

                          CITADEL HOLDING CORPORATION

THIS CERTIFICATE IS TRANSFERABLE IN                                                                      SEE REVERSE FOR
RIDGEFIELD PARK, NJ OR NEW YORK, NY          INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA        CERTAIN DEFINITIONS

                                                               CUSIP 172862 20 3

THIS CERTIFIES THAT

                                   SPECIMEN

IS THE RECORD HOLDER OF

         FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A NONVOTING
                       COMMON STOCK, $.01 PAR VALUE, OF

                          Citadel Holding Corporation

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                             CERTIFICATE OF STOCK

Dated:


       /s/ [TO COME]                                         /s/ [TO COME]
          SECRETARY                 [SEAL]                 CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
          TRANSFER AGENT AND REGISTRAR

BY
                      SPECIMEN
                AUTHORIZED SIGNATURE


  The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such requests should be addressed to the Secretary of the Corporation at its corporate headquarters.


  KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST, STOLEN, OR DESTROYED
THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE
OF A REPLACEMENT CERTIFICATE.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
  TEN COM - as tenants in common                   UNIF GIFT MIN ACT - .........................Custodian.......................
  TEN ENT - as tenants by the entireties                                        (Cust)                           (Minor)
  JT TEN  - as joint tenants with right of                             under Uniform Gifts to Minors
            survivorship and not as tenants                            Act......................................................
            in common                                                                           (State)
                                                   UNIF TRF MIN ACT -  .........................Custodian (until age...........)
                                                                                  (Cust)
                                                                       ..................................under Uniform Transfers
                                                                                    (Minors)
                                                                       to Minors Act............................................
                                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.



  FOR VALUE RECEIVED,______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________


                              X ________________________________________________

                              X ________________________________________________
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed






By_____________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.